EXHIBIT 10.2

AMENDMENT No. 1 to

EXCLUSIVE LICENSE AGREEMENT

MGH Amendment Agreement No: 2006A20644

MGH Case No: 1814

This Amendment No. 1 (this “AMENDMENT”), effective as of January 23rd, 2006, (“AMENDMENT EFFECTIVE DATE”), amends the Exclusive License Agreement, MGH Agreement No. 2004A18946, dated May 17th, 2005, and any subsequent amendments (collectively, the “AGREEMENT”), between The General Hospital Corporation, a not-for-profit corporation d/b/a Massachusetts General Hospital, having a place of business at 55 Fruit Street, Boston, MA 02114 (“HOSPITAL”) and Juniper Medical, Inc. a Delaware corporation, having a principal place of business at 7139 Koll Center Parkway, Suite 300, Pleasanton, CA 94566(“COMPANY”).

The parties have entered into the AGREEMENT and now wish to amend it as set forth below.

For good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties agree as follows.

1.	Supplement Article 1, entitled “CERTAIN DEFINITIONS” by inserting the following new provision:

1.27 “DISTRIBUTION 510(k) or PMA APPLICATION” shall mean a 510(k) or PMA APPLICATION that is filed by the COMPANY with the United States Food and Drug Administration with the intent to make available for distribution a PRODUCT in the United States. For purposes of this Section 1.27, manufacturing scale-up of a PRODUCT for distribution shall be deemed as “intent to make available for distribution a PRODUCT”.

4.	Amend Article 4.4 (a) by deleting it in its entirety and replacing it with the following:

4.4 (a) Four Hundred Thousand Dollars ($400,000.00) within thirty (30) days of the earlier of (i) submission of a protocol for the first pivotal clinical trial under an IDE or (ii) first DISTRIBUTION 510(k) or PMA APPLICATION for a PRODUCT or PROCESS.

Except as specifically modified in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect.

The parties have duly executed this Amendment as of the AMENDMENT EFFECTIVE DATE.

	COMPANY		HOSPITAL

BY:	/s/ Mitchell Levinson	BY:	/s/ Irina Erenburg, Ph.D.
Irina Erenburg, Ph.D. Associate Director

TITLE:	President	TITLE:	Corporate Sponsored Research and Licensing

DATE:	1-25-06	DATE:	1-25-06